DRIEHAUS MUTUAL FUNDS

Driehaus Micro Cap Growth Fund *DMCRX

(the “Fund”)

SUPPLEMENT DATED JUNE 22, 2018

TO THE PROSPECTUS FOR THE FUND (“PROSPECTUS”) DATED APRIL 30, 2018

Effective July 31, 2018, the following information replaces the existing disclosure regarding the Fund under the “General Purchase Information” heading that begins on page 54 of the Fund’s Prospectus:

Driehaus Micro Cap Growth Fund. The Driehaus Micro Cap Growth Fund is closed to both new investors and most existing investors. You may purchase Fund shares if you are:

•	A participant in a qualified retirement plan that offers the Fund as an investment option or that has the same or a related plan sponsor as another qualified retirement plan that offers the Fund as an investment option; or

•	A participant in a pre-established automatic investment plan as of July 31, 2018.

These restrictions apply to investments made directly through Driehaus Securities LLC, the Fund’s distributor, as well as investments made through intermediaries. Intermediaries that maintain omnibus accounts are not allowed to open new sub-accounts for new investors. Once an account is closed, additional investments will not be accepted. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Fund reserves the right to (i) eliminate any of the exceptions listed above and impose additional restrictions on purchases of Fund shares; and (ii) make additional exceptions that, in the Adviser’s judgment, do not adversely affect its ability to manage the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.